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                                                                    Exhibit 21.1

                         SUBSIDIARIES OF THE REGISTRANT


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
NAME OF SUBSIDIARY                                                                   JURISDICTION OF INCORPORATION
798676 Alberta Ltd.                                                                  Alberta, Canada
805977 Alberta Ltd.                                                                  Alberta, Canada
Advanced Benefit Resources Corp.                                                     Delaware
American Coverage Administrators, Inc.                                               Delaware
Barton Insurance Brokers Ltd.                                                        British Columbia, Canada
Beacon Underwriting Ltd.                                                             British Columbia, Canada
Blais Assurance & Gestion de Risques Inc.                                            Quebec, Canada
Brentwood Insurance Agencies Ltd.                                                    British Columbia, Canada
Brokerage Underwriting Services Inc.                                                 Ontario, Canada
Bru Agencies Ltd.                                                                    Alberta, Canada
Burnham Insurance Agency of Ohio, Inc.                                               Ohio
Burnham Insurance Center LLC                                                         Michigan
Burnham Insurance Group, Inc.                                                        Michigan
Burnham Stewart Reinsurance Ltd.                                                     Turks & Caicos
C.J. McCarthy Insurance Agency, Inc                                                  Massachusetts
Claims Administration Corporation                                                    Delaware
Colwood Insurance Services Inc.                                                      British Columbia, Canada
Ernest-Roy Hobbs Inc.                                                                Quebec, Canada
Evans-Bastion Insurance Agencies                                                     British Columbia, Canada
Gifford Associates Insurance Brokers Ltd.                                            Ontario, Canada
Gulliver Insurance Brokers Ltd.                                                      Ontario, Canada
Halton-Caird Insurance Brokers Limited                                               Ontario, Canada
Halton Caird Life Insurance Agency Ltd.                                              Ontario, Canada
HUB 724 Holdings, Inc.                                                               Delaware
HUB 724.com, Inc.                                                                    Delaware
Hub Capital Inc.                                                                     Ontario, Canada
Hub e-com, Inc.                                                                      Delaware
Hub Financial Inc.                                                                   Ontario, Canada
Hub Financial (British Columbia) Inc.                                                British Columbia, Canada
Hub Financial (Prairies) Inc.                                                        Alberta, Canada
The Hub Group Ontario (2002) Inc.                                                    Ontario, Canada
The Hub Group (Ontario) Inc.                                                         Ontario, Canada
Hub Hungary Liquidity Management Limited Liability Company                           Hungary
Hub International Limited                                                            Ontario, Canada
Hub U.S. Holdings, Inc.                                                              Delaware
Hubacq Inc.                                                                          Ontario, Canada
I.C. Insurance Brokers Limited                                                       Ontario, Canada
Kaye Group Inc.                                                                      Delaware
Kaye Insurance Associates, Inc.                                                      Delaware
Kaye Insurance Associates, Inc. New England                                          Delaware
Kaye-Western Insurance & Risk Services, Inc.                                         Delaware
Keard Insurance Brokers Limited                                                      Ontario, Canada
Mack and Parker, Inc.                                                                Illinois
Martin Assurance & Gestion de Risques Inc.                                           Quebec, Canada
MBA/BIG Management Partners LLC                                                      Michigan
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                         SUBSIDIARIES OF THE REGISTRANT

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
NAME OF SUBSIDIARY                                                                   JURISDICTION OF INCORPORATION
McIntosh Insurance Services Inc.                                                     British Columbia, Canada
Michigan Banker's Insurance Center LLC                                               Michigan
Mitchell McConnell Insurance Ltd.                                                    New Brunswick, Canada
NILA Financial Group Inc.                                                            Quebec, Canada
NILA Financial & Insurance Services Inc.                                             Quebec, Canada
Old Lyme Insurance Company, Ltd.                                                     Bermuda
Old Lyme Insurance Company of Rhode Island, Inc.                                     Rhode Island
P. Moauro & Associates Inc.                                                          Ontario, Canada
Page Insurance Ltd.                                                                  Alberta, Canada
Park Brokerage, Ltd.                                                                 Bermuda
Paul Ayotte Insurance Broker Ltd.                                                    Ontario, Canada
Paul Ayotte Insurance Brokers (Kapuskasing) Ltd.                                     Ontario, Canada
The Power Group Insurance Brokers Inc.                                               Ontario, Canada
Pro-Form Insurance Services Inc.                                                     Ontario, Canada
Program Brokerage Corporation                                                        Delaware
Rose, Horne & Stevenson Insurance Brokers Inc.                                       Ontario, Canada
Smallwood Insurance Services Ltd.                                                    British Columbia, Canada
TOS Insurance Services Ltd.                                                          British Columbia, Canada
Tenax Employee Benefits & Consulting Inc.                                            Ontario, Canada
The Wholesale Insurance Group Inc.                                                   Ontario, Canada
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